UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2016

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 29, 2016, CenterPoint Energy Services, Inc. (“CES”), a wholly-owned subsidiary of CenterPoint Energy Resources Corp. (“CERC”), an indirect, wholly-owned subsidiary of CenterPoint Energy, Inc. (the “Company”), entered into an agreement (the “Agreement”) to purchase all of the membership interests in Atmos Energy Marketing, LLC (“Atmos Marketing”), a wholly-owned subsidiary of Atmos Energy Holdings, Inc. (“Atmos Holdings”), a wholly-owned subsidiary of Atmos Energy Corporation (“Atmos Energy”), for a purchase price of $40 million plus working capital at the closing. Working capital at the closing is expected to be approximately $80 million. The Agreement contains the usual terms and conditions customary for transactions of this type, including adjustments to the working capital at the closing and indemnification by Atmos Holdings related to the business of Atmos Marketing prior to the closing and breaches of representations and warranties regarding the business conducted by Atmos Marketing. The closing of the transaction is subject to the satisfaction of customary conditions including the receipt of applicable regulatory approvals. Neither the Company nor CERC or any of their affiliates, including CES, have had a material relationship with Atmos Energy or any of its affiliates, including Atmos Holdings or Atmos Marketing, other than in respect of the Agreement.

Cautionary Statement for the Purposes of the Safe Harbor under the Private Securities Litigation Reform Act of 1995

The statements contained in this Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this Report are forward-looking statements made in good faith by us and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Report, the word “expect” or similar words are intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements relating to our strategy, operations, markets, services and other factors. Accordingly, while we believe these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience or that the expectations derived from them will be realized. Further, we undertake no obligation to update or revise any of our forward-looking statements whether as a result of new information, future events or otherwise.

Item 7.01	Regulation FD Disclosure.

On October 31, 2016, the Company and CERC announced in a news release that CES had entered into the Agreement described above under Item 8.01. A copy of the news release is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1 is furnished, not filed, pursuant to Item 7.01. Accordingly, the information in Exhibit 99.1 will not be incorporated by reference into any registration statement filed by the Company or CERC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934 unless specifically identified as being incorporated by reference.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	News Release dated October 31, 2016 (furnished under Item 7.01)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: October 31, 2016	By:	/s/ Dana C. O’Brien
Dana C. O’Brien
Senior Vice President, General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: October 31, 2016	By:	/s/ Dana C. O’Brien
Dana C. O’Brien
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	News Release dated October 31, 2016 (furnished under Item 7.01)